Exhibit 99.1

REPAY Completes Acquisition of BillingTree

Company Posted Webcast to Review the Transaction on Investor Relations Section of REPAY.com

ATLANTA, June 15, 2021 -- Repay Holdings Corporation (NASDAQ: RPAY) (“REPAY”), a leading provider of vertically-integrated payment solutions, today announced it has completed the previously announced acquisition of BillingTree for a total purchase of approximately $503 million, consisting of approximately $275 million in cash from REPAY’s balance sheet at closing and approximately 10 million shares of newly issued REPAY Class A common stock to the seller, an affiliate of Parthenon Capital, representing approximately 10% of the voting power of REPAY’s outstanding shares of common stock.

“We are thrilled to announce the completion of the BillingTree acquisition, our largest to date, and look forward to expanding our position in Healthcare, Credit Unions, and Accounts Receivable Management with the help of BillingTree’s team and strong platform capabilities,” said John Morris, CEO of REPAY.

BillingTree, founded in 2003 and headquartered in Scottsdale, AZ, is a leading provider of omni-channel, integrated payments solutions to the Healthcare, Credit Union, Accounts Receivable Management (ARM), and Energy industries. Through its technology-enabled suite of products and services, including a variety of payment channels and reporting capabilities, BillingTree helps organizations get paid faster and more efficiently.

REPAY posted a webcast and presentation to review the transaction on the investor relations section of the Company’s website, found here – investors.repay.com.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, market position, products and services; and other statements identified by words such as “is expected to,” “is anticipated,” “estimated,” “believe,” “projection” or words of similar meaning. These forward-looking statements include: anticipated benefits from the BillingTree acquisition and statements regarding market and growth opportunities. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control.

In addition to factors disclosed in REPAY’s reports filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2020, as amended, and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: any inability to integrate and/or realize the benefits of the BillingTree acquisition, including expected synergies, as well as any disruption to REPAY’s or BillingTree’s relationships with financial institutions, customers, employee or other business partners; changes in the payment processing market in which REPAY and BillingTree compete, including with respect to the applicable competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY and/or BillingTree target, including the regulatory environment applicable to those customers; risks relating to REPAY’s and BillingTree’s relationships within the payment ecosystem; and risks relating to data security.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding REPAY’s industry and end markets are based on sources it believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

About REPAY

REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs. REPAY's proprietary, integrated payment technology platform reduces the complexity of electronic payments for merchants, while enhancing the overall experience for consumers and businesses.

Contacts

Investor Relations Contact for REPAY:

repayIR@icrinc.com

Media Relations Contact for REPAY:

Kristen Hoyman

(404) 637-1665

khoyman@repay.com